                                                                      Exhibit 99

                      [LOGO OF BANC OF AMERICA SECURITIES]

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-B
$681,866,000 (approximate)

Classes 1-A-1, 2-A-1 and 2-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO OF BANK OF AMERICA.]


February 10, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                    To Roll/(1)/
-----------------------------------------------------------------------------------------------------------------------
                                                                                 Expected
                                                          Est.    Est. Prin.    Maturity to                Expected
              Approx.                                     WAL       Window       Roll @ 25     Delay        Ratings
 Class      Size /(2)/     Interest - Principal Type     (yrs)      (mos)           CPR         Days    (Moody's/Fitch)
Offered Certificates
--------------------
   1-A-1   $  63,317,000   Variable - Pass-thru /(3)/     1.93      1 - 35        1/25/07      24             Aaa / AAA
   2-A-1     200,000,000   Variable - Pass-thru /(4)/     2.59      1 - 59        1/25/09      24             Aaa / AAA
   2-A-2     418,549,000   Variable - Pass-thru /(4)/     2.59      1 - 59        1/25/09      24             Aaa / AAA

Not Offered Hereunder
---------------------
     B-1   $   9,481,000                                                                                           N.A.
     B-2       4,214,000                                                                                           N.A.
     B-3       2,809,000                                                                                           N.A.
     B-4       1,404,000                                                                                           N.A.
     B-5       1,053,000                                                                                           N.A.
     B-6       1,405,444                                                                                           N.A.
   1-A-R             100                                                                                           N.A.
     SES          TBD             Interest Only /(5)/                                                              N.A.
    1-IO          TBD      Fixed -Interest Only                                                                    N.A.
    2-IO          TBD      Fixed -Interest Only                                                                    N.A.
-----------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A Certificates and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2007 and January 2009, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to February 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after February 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to February 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 at a rate equal to [0.200]% per annum.

Banc of America Securities LLC
-----------------------------------------------------------------------------  2
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                       To Maturity
-----------------------------------------------------------------------------------------------------------------------
                                                                  Est. Prin.     Expected
                                                          Est.      Window        Final                    Expected
               Approx.                                    WAL       (mos)        Maturity      Delay       Ratings
 Class       Size /(1)/     Interest - Principal Type    (yrs)      /(2)/         /(2)/         Days    (Moody's/Fitch)
Offered Certificates
--------------------
   1-A-1   $  63,317,000   Variable - Pass-thru /(3)/     3.20     1 - 360        2/25/34        24           Aaa / AAA
   2-A-1     200,000,000   Variable - Pass-thru /(4)/     3.31     1 - 360        2/25/34        24           Aaa / AAA
   2-A-2     418,549,000   Variable - Pass-thru /(4)/     3.31     1 - 360        2/25/34        24           Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to February 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after February 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to February 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC
-----------------------------------------------------------------------------  3
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:
Banc of America Mortgage Securities, Inc.
Mortgage Pass-Through Certificates, Series 2004-B

Lead Manager (Book Runner):
Banc of America Securities LLC

Co-Managers:
Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:
Bank of America, N.A.

Trustee:
Wells Fargo Bank, National Association

Transaction Size:
$702,232,544

Securities Offered:
$63,317,000 Class 1-A-1 Certificates
$200,000,000 Class 2-A-1 Certificates
$418,549,000 Class 2-A-2 Certificates

Group 1 Collateral:
3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:
5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.24% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.52% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Rating Agencies:
Moody's Investor Service, Inc. and Fitch Ratings (Class A Certificates) and Fitch Ratings (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:
Week of February 9, 2004

Expected Closing Date:
February 26, 2004

Collection Period:
The calendar month preceding the current Distribution Date
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  4
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distribution Date:
25/th/ of each month, or the next succeeding business day (First Payment Date:
March 25, 2004)

Cut-Off Date:
February 1, 2004

Class A Certificates:
Class 1-A-1, 1-A-R, 2-A-1 and 2-A-2 Certificates (the "Class A Certificates").

Subordinate Certificates:
Class B-1, B-2, B-3, B-4, B-5, and B-6 Certificates (the "Class B
Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:
Class 1-A-1 and 1-A-R

Group 2-A Certificates:
Class 2-A-1 and 2-A-2

Day Count:
30/360

Group 1 and Group 2 Prepayment Speed:
25% CPR

Clearing:
DTC, Clearstream and Euroclear

Denominations:

                              Original Certificate     Minimum      Incremental
                                      Form          Denominations  Denominations
                              --------------------  -------------  -------------
Class 1-A-1, 2-A-1 and            Book Entry        $       1,000  $           1
 2-A-2 Offered Certificates

SMMEA Eligibility:
The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:
All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:
REMIC

Optional Clean-up Call:
Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  5
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:
Principal will be allocated to the certificates according to the Priority of
Distributions: The Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section).

Interest Accrual:
Interest will accrue each class of Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on February 1, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  6
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:
The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be [0.0035%] per annum. The Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:
The aggregate servicing fee payable to the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:
As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii) the pass-through rate of the Class SES Component in the related Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  7
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:
The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:
The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:
The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:
The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
-----------------------------------------------------------------------------  8
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1 and Loan Group 2 and Senior Prepayment Percentage:

For the following Distribution Dates, will be as follows:

Distribution Date                  Senior Prepayment Percentage
--------------------------------   ---------------------------------------
March 2004 through February 2011   100%;
March 2011 through February 2012   the applicable Senior Percentage plus,
                                   70% of the applicable Subordinate
                                   Percentage;
March 2012 through February 2013   the applicable Senior Percentage plus,
                                   60% of the applicable Subordinate
                                   Percentage;
March 2013 through February 2014   the applicable Senior Percentage plus,
                                   40% of the applicable Subordinate
                                   Percentage;
March 2014 through February 2015   the applicable Senior Percentage plus,
                                   20% of the applicable Subordinate
                                   Percentage;
March 2015 and thereafter          the applicable Senior Percentage;

provided, however,

(i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

(ii) if for each Group of Certificates on any Distribution Date prior to the March 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii) if for each Group of Certificates on or after the March 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

Banc of America Securities LLC
----------------------------------------------------------------------------   9
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:
The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:
The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:
The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------  10
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all the Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                         ------------------------------
                                     Class A
                             Credit Support (2.90%)
                         ------------------------------
                                    Class B-1
                             Credit Support (1.55%)
                         ------------------------------
                                    Class B-2
                             Credit Support (0.95%)
                         ------------------------------
Priority of  [DOWNWARD              Class B-3            [UPWARD   Order of Loss
 Payment       ARROW]        Credit Support (0.55%)       ARROW]    Allocation
                         ------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                         ------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                         ------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                         ------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
      ---------------------------------------------------------------------
                              First, to the Trustee
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
      Second, to the Class SES, 1-IO and 2-IO Certificates to pay Interest;
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
      ---------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------  11
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

1-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.029      2.950      2.903      2.851      2.794      2.657      2.483
Average Life (Years)                 2.643      2.268      2.094      1.928      1.772      1.486      1.231
Modified Duration                    2.486      2.143      1.983      1.831      1.687      1.423      1.186
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         01/25/07   01/25/07   01/25/07   01/25/07   01/25/07   01/25/07   01/25/07
Principal Payment Window (Months)      35         35         35         35         35         35         35

2-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.613      3.596      3.585      3.574      3.561      3.529      3.489
Average Life (Years)                 4.285      3.326      2.933      2.586      2.278      1.770      1.376
Modified Duration                    3.877      3.036      2.689      2.382      2.109      1.654      1.298
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         01/25/09   01/25/09   01/25/09   01/25/09   01/25/09   01/25/09   01/25/09
Principal Payment Window (Months)      59         59         59         59         59         59         59

2-A-2
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%       50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.900      3.809      3.755      3.694      3.625      3.460      3.249
Average Life (Years)                 4.285      3.326      2.933      2.586      2.278      1.770      1.376
Modified Duration                    3.831      3.010      2.671      2.370      2.102      1.654      1.302
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         01/25/09   01/25/09   01/25/09   01/25/09   01/25/09   01/25/09   01/25/09
Principal Payment Window (Months)      59         59         59         59         59         59         59

(1) Assumes any outstanding principal balance on the Group 1-A Certificates and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2007 and January 2009, respectively.

Banc of America Securities LLC
----------------------------------------------------------------------------- 12
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.275      3.174      3.114      3.045      2.970      2.795      2.581
Average Life (Years)                 10.761     5.233      4.016      3.202      2.625      1.869      1.394
Modified Duration                    8.231      4.450      3.527      2.879      2.403      1.754      1.331
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34
Principal Payment Window (Months)     360        360        360         360        360       360        360

2-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.557      3.568      3.568      3.563      3.555      3.529      3.490
Average Life (Years)                 11.427     5.475      4.177      3.313      2.703      1.911      1.417
Modified Duration                    8.518      4.554      3.593      2.922      2.430      1.763      1.331
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34
Principal Payment Window (Months)     360         360       360        360       360         360        360

2-A-2
--------------------------------------------------------------------------------------------------------------
CPR                                    5%        15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.689      3.711      3.695      3.661      3.611      3.463      3.256
Average Life (Years)                 11.427     5.475      4.177      3.313      2.703      1.911      1.417
Modified Duration                    8.320      4.483      3.552      2.899      2.418      1.763      1.336
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34
Principal Payment Window (Months)     360         360       360        360        360         360       360

Banc of America Securities LLC
----------------------------------------------------------------------------- 13
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                     Collateral Summary    Range (if applicable)
                                     ------------------   ----------------------
Total Outstanding Loan Balance              $65,209,159
Total Number of Loans                               127
Average Loan Principal Balance                 $513,458   $339,562 to $1,000,000
WA Gross Coupon                                  4.517%         3.375% to 5.750%
WA FICO                                             736               629 to 809
WA Original Term (mos.)                             356               120 to 360
WA Remaining Term (mos.)                            356               119 to 360
WA OLTV                                          71.73%         12.78% to 95.00%
WA Months to First Rate Adjustment
 Date                                         35 months          33 to 36 months
Gross Margin                                     2.250%
WA Rate Ceiling                                 10.517%        9.375% to 11.750%

Geographic Concentration of                  CA      64.86%
Mortgaged Properties (Top 5                  FL       4.99%
States) based on the Aggregate               MA       3.92%
Stated Principal Balance                     IL       3.74%
                                             MO       2.78%
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------  14
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
        Occupancy                 Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Primary Residence                     119   $  60,995,858.56              93.54%
Second Home                             7       3,773,759.73               5.79
Investor Property                       1         439,540.60               0.67
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
        Property Type             Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Single Family Residence                78   $  41,332,581.48              63.38%
PUD-Detached                           31      15,794,722.99              24.22
Condominium                            14       6,090,711.39               9.34
2-Family                                3       1,575,742.41               2.42
4-Family                                1         415,400.62               0.64
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
           Purpose                Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
Refinance-Rate/Term                    57   $  29,535,702.40              45.29%
Purchase                               56      27,855,698.87              42.72
Refinance-Cashout                      14       7,817,757.62              11.99
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------  15
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
      Geographic Area             Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
California                             83   $  42,294,153.94              64.86%
Florida                                 6       3,253,994.63               4.99
Massachusetts                           4       2,556,193.60               3.92
Illinois                                6       2,436,320.67               3.74
Missouri                                3       1,815,038.87               2.78
Virginia                                4       1,790,350.22               2.75
Minnesota                               2       1,697,937.87               2.60
Nevada                                  2       1,178,886.22               1.81
Oregon                                  2       1,100,457.06               1.69
Texas                                   2       1,079,539.93               1.66
District of Columbia                    2         994,003.80               1.52
Maryland                                2         985,037.63               1.51
Arizona                                 2         956,583.00               1.47
Arkansas                                2         828,228.39               1.27
South Carolina                          1         499,311.13               0.77
Georgia                                 1         480,500.00               0.74
Vermont                                 1         456,911.09               0.70
Washington                              1         426,200.00               0.65
North Carolina                          1         379,510.84               0.58
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 3.78% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                Aggregate       Pool Principal
                                Number Of   Stated Principal      Balance of
                                Mortgage     Balance as of      the California
California State Distribution     Loans       Cut-Off Date      Mortgage Loans
-------------------------------------------------------------------------------
Northern California                    48   $  25,226,575.18              59.65%
Southern California                    35      17,067,578.76              40.35
-------------------------------------------------------------------------------
Total:                                 83   $  42,294,153.94             100.00%
===============================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------  16
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
   Current Mortgage Loan        Mortgage     Balance as of      Pool Principal
   Principal Balances ($)         Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
300,000.01 - 350,000.00                 6   $   2,073,284.10               3.18%
350,000.01 - 400,000.00                27      10,217,452.46              15.67
400,000.01 - 450,000.00                26      10,984,895.83              16.85
450,000.01 - 500,000.00                22      10,558,063.45              16.19
500,000.01 - 550,000.00                 6       3,194,792.50               4.90
550,000.01 - 600,000.00                 9       5,167,133.19               7.92
600,000.01 - 650,000.00                12       7,466,072.63              11.45
650,000.01 - 700,000.00                 6       4,043,598.09               6.20
700,000.01 - 750,000.00                 3       2,172,551.18               3.33
750,000.01 - 800,000.00                 1         798,970.21               1.23
800,000.01 - 850,000.00                 1         808,005.26               1.24
850,000.01 - 900,000.00                 2       1,773,967.66               2.72
950,000.01 - 1,000,000.00               6       5,950,372.33               9.13
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $513,458.

Banc of America Securities LLC
----------------------------------------------------------------------------  17
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
   Original Loan-To-Value       Mortgage     Balance as of      Pool Principal
         Ratios (%)               Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
10.01 - 15.00                           1   $     690,000.00               1.06%
30.01 - 35.00                           2       1,581,191.85               2.42
35.01 - 40.00                           2       1,144,741.16               1.76
40.01 - 45.00                           2       1,198,005.26               1.84
45.01 - 50.00                           2       1,130,105.25               1.73
50.01 - 55.00                           3       1,188,928.10               1.82
55.01 - 60.00                           4       1,891,138.61               2.90
60.01 - 65.00                          12       7,556,257.51              11.59
65.01 - 70.00                           9       4,856,523.17               7.45
70.01 - 75.00                          14       6,738,479.23              10.33
75.01 - 80.00                          69      34,474,833.20              52.87
80.01 - 85.00                           2         778,066.37               1.19
85.01 - 90.00                           2         732,900.00               1.12
90.01 - 95.00                           3       1,247,989.18               1.91
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.73%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Mortgage Interest Rates (%)       Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
3.251 - 3.500                           3   $   1,551,542.23               2.38%
3.501 - 3.750                           2         764,648.91               1.17
3.751 - 4.000                           8       3,911,722.71               6.00
4.001 - 4.250                          26      14,284,856.07              21.91
4.251 - 4.500                          26      12,981,920.15              19.91
4.501 - 4.750                          41      20,414,404.77              31.31
4.751 - 5.000                          15       7,985,398.62              12.25
5.001 - 5.250                           3       1,756,590.47               2.69
5.251 - 5.500                           2       1,118,534.36               1.72
5.501 - 5.750                           1         439,540.60               0.67
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.517% per annum.

Banc of America Securities LLC
----------------------------------------------------------------------------  18
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Gross Margin (%)                  Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
2.250                                 127   $  65,209,158.89             100.00%
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
    Rate Ceilings (%)             Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
9.001 - 10.000                         13   $   6,227,913.85               9.55%
10.001 - 11.000                       108      55,666,579.61              85.37
11.001 - 12.000                         6       3,314,665.43               5.08
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.517% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
    First Rate Adjustment       Mortgage     Balance as of      Pool Principal
            Date                  Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
November 1, 2006                        1   $     349,662.89               0.54%
December 1, 2006                        1         403,933.37               0.62
January 1, 2007                        81      42,513,742.63              65.20
February 1, 2007                       44      21,941,820.00              33.65
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC
----------------------------------------------------------------------------  19
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Remaining Term (Months)           Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
101 - 120                               1   $     643,770.86               0.99%
161 - 180                               1         427,399.84               0.66
341 - 360                             125      64,137,988.19              98.36
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Credit Scores                     Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
801 - 850                               9   $   3,869,108.34               5.93%
751 - 800                              37      20,147,145.51              30.90
701 - 750                              57      29,515,511.47              45.26
651 - 700                              20      10,001,641.04              15.34
601 - 650                               3       1,327,114.20               2.04
Not Scored                              1         348,638.33               0.53
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
----------------------------------------------------------------------------  20
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.24% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.52% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                     Collateral Summary    Range (if applicable)
                                     ------------------  -----------------------
Total Outstanding Loan Balance       $      637,023,386
Total Number of Loans                             1,165
Average Loan Principal Balance       $          546,801  $ 333,700 to $1,250,000
WA Gross Coupon                                  4.664%         3.125% to 6.375%
WA FICO                                             737               621 to 819
WA Original Term (mos.)                             359               180 to 360
WA Remaining Term (mos.)                            359               179 to 360
WA OLTV                                          68.24%         10.61% to 95.00%
WA Months to First Rate Adjustment
 Date                                         59 months          57 to 60 months
Gross Margin                                     2.250%
WA Rate Ceiling                                  9.664%        8.125% to 11.375%
--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------  21
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Geographic Concentration of                  CA      69.03%
Mortgaged Properties (Top 5 States)          FL       5.11%
based on the Aggregate Stated                IL       3.23%
Principal Balance                            SC       3.09%
                                             VA       2.20%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
         Occupancy                Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Primary Residence                   1,079   $ 587,861,024.30              92.28%
Second Home                            76      43,542,423.45               6.84
Investor Property                      10       5,619,937.83               0.88
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
       Property Type              Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Single Family Residence               751   $ 417,660,902.80              65.56%
PUD-Detached                          269     148,178,519.96              23.26
Condominium                           126      61,110,174.69               9.59
PUD-Attached                           11       4,965,694.73               0.78
2-Family                                4       2,114,957.13               0.33
3-Family                                2       1,303,683.55               0.20
4-Family                                1       1,190,000.00               0.19
Cooperative                             1         499,452.72               0.08
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
          Purpose                 Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Purchase                              543   $ 293,132,302.85              46.02%
Refinance-Rate/Term                   472     271,347,174.25              42.60
Refinance-Cashout                     150      72,543,908.48              11.39
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------  22
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                  Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
      Geographic Area             Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
California                            806   $ 439,716,092.63              69.03%
Florida                                63      32,532,865.12               5.11
Illinois                               32      20,595,391.65               3.23
South Carolina                         34      19,697,781.39               3.09
Virginia                               28      14,033,118.82               2.20
North Carolina                         24      12,593,391.84               1.98
Maryland                               21      12,323,342.68               1.93
Georgia                                17       8,302,471.73               1.30
Texas                                  15       8,294,236.98               1.30
Washington                             15       7,429,209.37               1.17
Missouri                               11       6,680,585.53               1.05
Colorado                               13       6,648,749.08               1.04
Nevada                                 11       6,386,610.51               1.00
Minnesota                              10       5,191,000.00               0.81
Michigan                                7       4,447,200.00               0.70
New York                                6       3,784,372.72               0.59
Massachusetts                           8       3,712,277.50               0.58
District of Columbia                    7       3,323,539.74               0.52
Arizona                                 5       2,927,000.00               0.46
Connecticut                             5       2,886,393.14               0.45
New Mexico                              5       2,596,085.10               0.41
Oregon                                  5       2,457,539.83               0.39
Kansas                                  3       2,306,683.14               0.36
New Jersey                              2       1,672,155.85               0.26
Ohio                                    2       1,466,933.16               0.23
Montana                                 2       1,160,000.00               0.18
Wyoming                                 1         865,600.00               0.14
Tennessee                               1         499,311.13               0.08
Delaware                                1         495,000.00               0.08
Arkansas                                1         432,000.00               0.07
Pennsylvania                            1         408,592.00               0.06
New Hampshire                           1         407,000.00               0.06
Vermont                                 1         386,554.94               0.06
Oklahoma                                1         364,300.00               0.06
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 1.56% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
----------------------------------------------------------------------------  23
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                Aggregate       Pool Principal
                                Number Of   Stated Principal    Balance of the
California State                Mortgage      Balance as of       California
Distribution                      Loans       Cut-Off Date      Mortgage Loans
-------------------------------------------------------------------------------
Northern California                   478   $ 259,322,740.00              58.98%
Southern California                   328     180,393,352.63              41.02
-------------------------------------------------------------------------------
Total:                                806   $ 439,716,092.63             100.00%
===============================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
Current Mortgage Loan           Mortgage      Balance as of     Pool Principal
Principal Balances ($)            Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
300,000.01 - 350,000.00                83   $  28,412,503.77               4.46%
350,000.01 - 400,000.00               221      83,459,315.46              13.10
400,000.01 - 450,000.00               184      78,557,382.73              12.33
450,000.01 - 500,000.00               144      69,163,086.68              10.86
500,000.01 - 550,000.00               114      59,913,914.23               9.41
550,000.01 - 600,000.00                89      51,422,615.31               8.07
600,000.01 - 650,000.00                69      43,519,600.17               6.83
650,000.01 - 700,000.00                51      34,606,973.39               5.43
700,000.01 - 750,000.00                50      36,655,910.75               5.75
750,000.01 - 800,000.00                22      17,204,468.64               2.70
800,000.01 - 850,000.00                22      18,176,044.37               2.85
850,000.01 - 900,000.00                19      16,701,839.59               2.62
900,000.01 - 950,000.00                19      17,725,735.74               2.78
950,000.01 - 1,000,000.00              55      54,603,228.04               8.57
1,000,000.01 - 1,500,000.00            23      26,900,766.71               4.22
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $546,801.

Banc of America Securities LLC
----------------------------------------------------------------------------  24
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
Original Loan-To-Value          Mortgage     Balance as of      Pool Principal
Ratios (%)                        Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
10.01 - 15.00                           2   $     749,562.17               0.12%
15.01 - 20.00                           2         703,355.43               0.11
20.01 - 25.00                           6       2,773,033.59               0.44
25.01 - 30.00                           7       5,370,291.23               0.84
30.01 - 35.00                          14      10,024,627.69               1.57
35.01 - 40.00                          25      17,331,590.48               2.72
40.01 - 45.00                          29      18,322,082.55               2.88
45.01 - 50.00                          40      24,895,657.80               3.91
50.01 - 55.00                          59      37,794,118.12               5.93
55.01 - 60.00                          69      40,273,178.35               6.32
60.01 - 65.00                         104      59,372,654.55               9.32
65.01 - 70.00                         119      66,769,920.12              10.48
70.01 - 75.00                         133      75,980,619.83              11.93
75.01 - 80.00                         528     265,271,254.27              41.64
80.01 - 85.00                           6       2,791,483.39               0.44
85.01 - 90.00                          16       6,266,706.01               0.98
90.01 - 95.00                           6       2,333,250.00               0.37
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 68.24%.

Banc of America Securities LLC
----------------------------------------------------------------------------  25
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)       Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
3.001 - 3.250                           2   $     930,474.36               0.15%
3.251 - 3.500                           5       2,413,753.36               0.38
3.501 - 3.750                           9       5,209,757.42               0.82
3.751 - 4.000                          35      20,691,429.53               3.25
4.001 - 4.250                          84      47,989,255.66               7.53
4.251 - 4.500                         302     169,626,777.12              26.63
4.501 - 4.750                         343     188,005,231.23              29.51
4.751 - 5.000                         259     136,467,385.60              21.42
5.001 - 5.250                          72      38,740,372.40               6.08
5.251 - 5.500                          43      20,542,977.19               3.22
5.501 - 5.750                           6       2,774,271.71               0.44
5.751 - 6.000                           3       2,108,000.00               0.33
6.251 - 6.500                           2       1,523,700.00               0.24
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.664% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
Gross Margin (%)                  Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
2.250                               1,165   $ 637,023,385.58             100.00%
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------  26
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
       Rate Ceilings(%)           Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
8.001 - 9.000                          51   $  29,245,414.67               4.59%
9.001 - 10.000                        988     542,088,649.61              85.10
10.001 - 11.000                       124      64,165,621.30              10.07
11.001 - 12.000                         2       1,523,700.00               0.24
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.664% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date        Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
November 1, 2008                        2   $   1,035,241.44               0.16%
December 1, 2008                        4       1,503,957.90               0.24
January 1, 2009                       697     382,139,875.93              59.99
February 1, 2009                      462     252,344,310.31              39.61
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC
----------------------------------------------------------------------------  27
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-B $681,866,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Remaining Term (Months)           Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
161 - 180                               3   $   1,410,668.28               0.22%
221 - 240                               1         400,000.00               0.06
281 - 300                               1         499,095.83               0.08
341 - 360                           1,160     634,713,621.47              99.64
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage     Balance as of     Pool Principal
        Credit Scores             Loans       Cut-Off Date         Balance
-------------------------------------------------------------------------------
801 - 850                              31   $  15,254,343.00               2.39%
751 - 800                             480     263,367,961.90              41.34
701 - 750                             409     228,162,245.06              35.82
651 - 700                             208     111,711,720.88              17.54
601 - 650                              34      17,069,996.66               2.68
Not Scored                              3       1,457,118.08               0.23
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
----------------------------------------------------------------------------  28
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-B
$681,866,000 (approximate)

Classes 1-A-1, 2-A-1 and 2-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO OF BANK OF AMERICA]


February 10, 2004

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

-----------------------------------------------------------------------------------------------------------------------
                                                      To Roll/(1)/
-----------------------------------------------------------------------------------------------------------------------
                                                          Est.    Est. Prin.      Expected                 Expected
               Approx.                                    WAL      Window       Maturity to    Delay        Ratings
 Class       Size /(2)/    Interest - Principal Type     (yrs)      (mos)      Roll @ 25 CPR    Days    (Moody's/Fitch)
Offered Certificates
--------------------
 1-A-1     $  63,317,000   Variable - Pass-thru /(3)/     1.93      1 - 35        1/25/07        24           Aaa / AAA
 2-A-1       200,000,000   Variable - Pass-thru /(4)/     2.59      1 - 59        1/25/09        24           Aaa / AAA
 2-A-2       418,549,000   Variable - Pass-thru /(4)/     2.59      1 - 59        1/25/09        24           Aaa / AAA
Not Offered Hereunder
---------------------
   B-1     $   9,481,000                                                                                           N.A.
   B-2         4,214,000                                                                                           N.A.
   B-3         2,809,000                                                                                           N.A.
   B-4         1,404,000                                                                                           N.A.
   B-5         1,053,000                                                                                           N.A.
   B-6         1,405,444                                                                                           N.A.
 1-A-R               100                                                                                           N.A.
   SES           TBD              Interest Only /(5)/                                                              N.A.
  1-IO           TBD       Fixed -Interest Only                                                                    N.A.
  2-IO           TBD       Fixed -Interest Only                                                                    N.A.
---------------------------------------------------------------------- ------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A Certificates and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2007 and January 2009, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to February 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after February 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to February 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 at a rate equal to [0.200]% per annum.

                                                                               2
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

-----------------------------------------------------------------------------------------------------------------------
                                                 To Maturity
-----------------------------------------------------------------------------------------------------------------------
                                                          Est.    Est. Prin.     Expected                   Expected
               Approx.                                    WAL       Window         Final       Delay        Ratings
 Class       Size /(1)/    Interest - Principal Type     (yrs)    (mos)/(2)/   Maturity/(2)/    Days    (Moody's/Fitch)
Offered Certificates
--------------------
 1-A-1     $  63,317,000   Variable - Pass-thru /(3)/     3.20     1 - 360        2/25/34        24           Aaa / AAA
 2-A-1       200,000,000   Variable - Pass-thru /(4)/     3.31     1 - 360        2/25/34        24           Aaa / AAA
 2-A-2       418,549,000   Variable - Pass-thru /(4)/     3.31     1 - 360        2/25/34        24           Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to February 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after February 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to February 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and the Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after February 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:
Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-B

Lead Manager (Book Runner):
Banc of America Securities LLC

Co-Managers:
Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:
Bank of America, N.A.

Trustee:
Wells Fargo Bank, National Association

Transaction Size:
$702,232,544

Securities Offered:
$63,317,000 Class 1-A-1 Certificates

$200,000,000 Class 2-A-1 Certificates

$418,549,000 Class 2-A-2 Certificates

Group 1 Collateral:
3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:
5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.24% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.52% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Rating Agencies:
Moody's Investor Service, Inc. and Fitch Ratings (Class A Certificates) and Fitch Ratings (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:
Week of February 9, 2004

Expected Closing Date:
February 26, 2004

Collection Period:
The calendar month preceding the current Distribution Date
--------------------------------------------------------------------------------

                                                                               4
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:
25/th/ of each month, or the next succeeding business day (First Payment Date:
March 25, 2004)

Cut-Off Date:
February 1, 2004

Class A Certificates:
Class 1-A-1, 1-A-R, 2-A-1 and 2-A-2 Certificates (the "Class A Certificates").

Subordinate Certificates:
Class B-1, B-2, B-3, B-4, B-5, and B-6 Certificates (the "Class B
Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:
Class 1-A-1 and 1-A-R

Group 2-A Certificates:
Class 2-A-1 and 2-A-2

Day Count:
30/360

Group 1 and Group 2 Prepayment Speed:
25% CPR

Clearing:
DTC, Clearstream and Euroclear

Denominations:
                              Original Certificate     Minimum      Incremental
                                      Form          Denominations  Denominations
                              --------------------  -------------  -------------
Class 1-A-1, 2-A-1 and            Book Entry        $       1,000  $           1
 2-A-2 Offered Certificates

SMMEA Eligibility:
The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:
All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:
REMIC

Optional Clean-up Call:
Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

                                                                               5
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:
Principal will be allocated to the certificates according to the Priority of
Distributions: The Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal Distribution Amount will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (Please see the Priority of Distributions section).

Interest Accrual:
Interest will accrue each class of Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on February 1, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
--------------------------------------------------------------------------------

                                                                               6
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:
The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be [0.0035%] per annum. The Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:
The aggregate servicing fee payable to the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:
As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii) the pass-through rate of the Class SES Component in the related Group.
--------------------------------------------------------------------------------

                                                                               7
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:
The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:
The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:
The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:
The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------

                                                                               8
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1 and Loan Group 2 and Senior Prepayment Percentage:

For the following Distribution Dates, will be as follows:

Distribution Date                  Senior Prepayment Percentage
--------------------------------   ---------------------------------------------
March 2004 through February 2011   100%;
March 2011 through February 2012   the applicable Senior Percentage plus, 70%
                                   of the applicable Subordinate Percentage;
March 2012 through February 2013   the applicable Senior Percentage plus, 60%
                                   of the applicable Subordinate Percentage;
March 2013 through February 2014   the applicable Senior Percentage plus, 40%
                                   of the applicable Subordinate Percentage;
March 2014 through February 2015   the applicable Senior Percentage plus, 20%
                                   of the applicable Subordinate Percentage;
March 2015 and thereafter          the applicable Senior Percentage;

provided, however,

(i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

(ii) if for each Group of Certificates on any Distribution Date prior to the March 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii) if for each Group of Certificates on or after the March 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.
--------------------------------------------------------------------------------

                                                                               9
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:
The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:
The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:
The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

                                                                              10
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all the Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                         ------------------------------
                                     Class A
                             Credit Support (2.90%)
                         ------------------------------
                                    Class B-1
                             Credit Support (1.55%)
                         ------------------------------
                                    Class B-2
                             Credit Support (0.95%)
                         ------------------------------
Priority of  [DOWNWARD              Class B-3            [UPWARD   Order of Loss
 Payment       ARROW]        Credit Support (0.55%)       ARROW]    Allocation
                         ------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                         ------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                         ------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                         ------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
      ---------------------------------------------------------------------
                              First, to the Trustee
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
      Second, to the Class SES, 1-IO and 2-IO Certificates to pay Interest;
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
         Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates,
                      until each class balance is zero; and
      ---------------------------------------------------------------------

      ---------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
      ---------------------------------------------------------------------

                                                                              11
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.029       2.950     2.903       2.851     2.794       2.657     2.483
Average Life (Years)                 2.643       2.268     2.094       1.928     1.772       1.486     1.231
Modified Duration                    2.486       2.143     1.983       1.831     1.687       1.423     1.186
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         01/25/07   01/25/07   01/25/07   01/25/07   01/25/07   01/25/07   01/25/07
Principal Payment Window (Months)      35         35         35         35         35         35         35

2-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.613       3.596     3.585       3.574     3.561       3.529     3.489
Average Life (Years)                 4.285       3.326     2.933       2.586     2.278       1.770     1.376
Modified Duration                    3.877       3.036     2.689       2.382     2.109       1.654     1.298
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         01/25/09   01/25/09   01/25/09   01/25/09   01/25/09   01/25/09   01/25/09
Principal Payment Window (Months)      59         59         59         59         59         59         59

2-A-2
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.900       3.809     3.755       3.694     3.625       3.460     3.249
Average Life (Years)                 4.285       3.326     2.933       2.586     2.278       1.770     1.376
Modified Duration                    3.831       3.010     2.671       2.370     2.102       1.654     1.302
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         01/25/09   01/25/09   01/25/09   01/25/09   01/25/09   01/25/09   01/25/09
Principal Payment Window (Months)      59         59         59         59         59         59         59

(1) Assumes any outstanding principal balance on the Group 1-A Certificates and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of January 2007 and January 2009, respectively.

                                                                              12
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.275       3.174     3.114       3.045     2.970       2.795     2.581
Average Life (Years)                 10.761      5.233     4.016       3.202     2.625       1.869     1.394
Modified Duration                    8.231       4.450     3.527       2.879     2.403       1.754     1.331
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34
Principal Payment Window (Months)     360         360       360         360       360         360       360

2-A-1
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 100-00                      3.557       3.568     3.568       3.563     3.555       3.529     3.490
Average Life (Years)                 11.427      5.475     4.177       3.313     2.703       1.911     1.417
Modified Duration                    8.518       4.554     3.593       2.922     2.430       1.763     1.331
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34
Principal Payment Window (Months)     360         360       360         360       360         360       360

2-A-2
--------------------------------------------------------------------------------------------------------------
CPR                                    5%         15%        20%        25%        30%        40%        50%
--------------------------------------------------------------------------------------------------------------
Yield at 101-00                      3.689       3.711     3.695       3.661     3.611       3.463     3.256
Average Life (Years)                 11.427      5.475     4.177       3.313     2.703       1.911     1.417
Modified Duration                    8.320       4.483     3.552       2.899     2.418       1.763     1.336
First Principal Payment Date        03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04   03/25/04
Last Principal Payment Date         02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34   02/25/34
Principal Payment Window (Months)     360         360       360         360       360         360       360

                                                                              13
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                     Collateral Summary    Range (if applicable)
                                     ------------------   ----------------------
Total Outstanding Loan Balance              $65,209,159
Total Number of Loans                               127
Average Loan Principal Balance                 $513,458   $339,562 to $1,000,000
WA Gross Coupon                                  4.517%         3.375% to 5.750%
WA FICO                                             736               629 to 809
WA Original Term (mos.)                             356               120 to 360
WA Remaining Term (mos.)                            356               119 to 360
WA OLTV                                          71.73%         12.78% to 95.00%
WA Months to First Rate Adjustment
 Date                                         35 months          33 to 36 months
Gross Margin                                     2.250%
WA Rate Ceiling                                 10.517%        9.375% to 11.750%
Geographic Concentration of                   CA     64.86%
Mortgaged Properties (Top 5                   FL      4.99%
States) based on the Aggregate                MA      3.92%
Stated Principal Balance                      IL      3.74%
                                              MO      2.78%
--------------------------------------------------------------------------------

                                                                              14
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
          Occupancy               Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Primary Residence                     119   $  60,995,858.56              93.54%
Second Home                             7       3,773,759.73               5.79
Investor Property                       1         439,540.60               0.67
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
        Property Type             Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Single Family Residence                78   $  41,332,581.48              63.38%
PUD-Detached                           31      15,794,722.99              24.22
Condominium                            14       6,090,711.39               9.34
2-Family                                3       1,575,742.41               2.42
4-Family                                1         415,400.62               0.64
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
           Purpose                Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Refinance-Rate/Term                    57   $  29,535,702.40              45.29%
Purchase                               56      27,855,698.87              42.72
Refinance-Cashout                      14       7,817,757.62              11.99
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

                                                                              15
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
       Geographic Area            Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
California                             83   $  42,294,153.94              64.86%
Florida                                 6       3,253,994.63               4.99
Massachusetts                           4       2,556,193.60               3.92
Illinois                                6       2,436,320.67               3.74
Missouri                                3       1,815,038.87               2.78
Virginia                                4       1,790,350.22               2.75
Minnesota                               2       1,697,937.87               2.60
Nevada                                  2       1,178,886.22               1.81
Oregon                                  2       1,100,457.06               1.69
Texas                                   2       1,079,539.93               1.66
District of Columbia                    2         994,003.80               1.52
Maryland                                2         985,037.63               1.51
Arizona                                 2         956,583.00               1.47
Arkansas                                2         828,228.39               1.27
South Carolina                          1         499,311.13               0.77
Georgia                                 1         480,500.00               0.74
Vermont                                 1         456,911.09               0.70
Washington                              1         426,200.00               0.65
North Carolina                          1         379,510.84               0.58
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 3.78% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                                Aggregate       Pool Principal
                                Number Of   Stated Principal    Balance of the
                                Mortgage     Balance as of        California
California State Distribution     Loans       Cut-Off Date      Mortgage Loans
-------------------------------------------------------------------------------
Northern California                    48   $  25,226,575.18              59.65%
Southern California                    35      17,067,578.76              40.35
-------------------------------------------------------------------------------
Total:                                 83   $  42,294,153.94             100.00%
===============================================================================

                                                                              16
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
    Current Mortgage Loan       Mortgage     Balance as of      Pool Principal
    Principal Balances ($)        Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
300,000.01 - 350,000.00                 6   $   2,073,284.10               3.18%
350,000.01 - 400,000.00                27      10,217,452.46              15.67
400,000.01 - 450,000.00                26      10,984,895.83              16.85
450,000.01 - 500,000.00                22      10,558,063.45              16.19
500,000.01 - 550,000.00                 6       3,194,792.50               4.90
550,000.01 - 600,000.00                 9       5,167,133.19               7.92
600,000.01 - 650,000.00                12       7,466,072.63              11.45
650,000.01 - 700,000.00                 6       4,043,598.09               6.20
700,000.01 - 750,000.00                 3       2,172,551.18               3.33
750,000.01 - 800,000.00                 1         798,970.21               1.23
800,000.01 - 850,000.00                 1         808,005.26               1.24
850,000.01 - 900,000.00                 2       1,773,967.66               2.72
950,000.01 - 1,000,000.00               6       5,950,372.33               9.13
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $513,458.


                                                                              17
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
   Original Loan-To-Value       Mortgage     Balance as of      Pool Principal
         Ratios (%)               Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
10.01 - 15.00                           1   $     690,000.00               1.06%
30.01 - 35.00                           2       1,581,191.85               2.42
35.01 - 40.00                           2       1,144,741.16               1.76
40.01 - 45.00                           2       1,198,005.26               1.84
45.01 - 50.00                           2       1,130,105.25               1.73
50.01 - 55.00                           3       1,188,928.10               1.82
55.01 - 60.00                           4       1,891,138.61               2.90
60.01 - 65.00                          12       7,556,257.51              11.59
65.01 - 70.00                           9       4,856,523.17               7.45
70.01 - 75.00                          14       6,738,479.23              10.33
75.01 - 80.00                          69      34,474,833.20              52.87
80.01 - 85.00                           2         778,066.37               1.19
85.01 - 90.00                           2         732,900.00               1.12
90.01 - 95.00                           3       1,247,989.18               1.91
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.73%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
 Mortgage Interest Rates (%)      Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
3.251 - 3.500                           3   $   1,551,542.23               2.38%
3.501 - 3.750                           2         764,648.91               1.17
3.751 - 4.000                           8       3,911,722.71               6.00
4.001 - 4.250                          26      14,284,856.07              21.91
4.251 - 4.500                          26      12,981,920.15              19.91
4.501 - 4.750                          41      20,414,404.77              31.31
4.751 - 5.000                          15       7,985,398.62              12.25
5.001 - 5.250                           3       1,756,590.47               2.69
5.251 - 5.500                           2       1,118,534.36               1.72
5.501 - 5.750                           1         439,540.60               0.67
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.517% per annum.

                                                                              18
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Gross Margin (%)                  Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
2.250                                 127   $  65,209,158.89             100.00%
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
      Rate Ceilings (%)           Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
9.001 - 10.000                         13   $   6,227,913.85               9.55%
10.001 - 11.000                       108      55,666,579.61              85.37
11.001 - 12.000                         6       3,314,665.43               5.08
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.517% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
 First Rate Adjustment Date       Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
November 1, 2006                        1   $     349,662.89               0.54%
December 1, 2006                        1         403,933.37               0.62
January 1, 2007                        81      42,513,742.63              65.20
February 1, 2007                       44      21,941,820.00              33.65
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                              19
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage    Balance as of      Pool Principal
Remaining Term (Months)           Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
101 - 120                               1   $     643,770.86               0.99%
161 - 180                               1         427,399.84               0.66
341 - 360                             125      64,137,988.19              98.36
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage    Balance as of      Pool Principal
        Credit Scores             Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
801 - 850                               9   $   3,869,108.34               5.93%
751 - 800                              37      20,147,145.51              30.90
701 - 750                              57      29,515,511.47              45.26
651 - 700                              20      10,001,641.04              15.34
601 - 650                               3       1,327,114.20               2.04
Not Scored                              1         348,638.33               0.53
-------------------------------------------------------------------------------
Total:                                127   $  65,209,158.89             100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              20
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.24% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.52% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                     Collateral Summary    Range (if applicable)
                                     ------------------   ----------------------
Total Outstanding Loan Balance             $637,023,386
Total Number of Loans                             1,165
Average Loan Principal Balance                 $546,801   $333,700 to $1,250,000
WA Gross Coupon                                  4.664%         3.125% to 6.375%
WA FICO                                             737               621 to 819
WA Original Term (mos.)                             359               180 to 360
WA Remaining Term (mos.)                            359               179 to 360
WA OLTV                                          68.24%         10.61% to 95.00%
WA Months to First Rate Adjustment
 Date                                         59 months          57 to 60 months
Gross Margin                                     2.250%
WA Rate Ceiling                                  9.664%        8.125% to 11.375%
--------------------------------------------------------------------------------

                                                                              21
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------
Geographic Concentration of                  CA      69.03%
Mortgaged Properties (Top5 States)           FL       5.11%
based on the Aggregate Stated                IL       3.23%
Principal Balance                            SC       3.09%
                                             VA       2.20%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage    Balance as of      Pool Principal
          Occupancy               Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Primary Residence                   1,079   $ 587,861,024.30              92.28%
Second Home                            76      43,542,423.45               6.84
Investor Property                      10       5,619,937.83               0.88
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage    Balance as of      Pool Principal
        Property Type             Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Single Family Residence               751   $ 417,660,902.80              65.56%
PUD-Detached                          269     148,178,519.96              23.26
Condominium                           126      61,110,174.69               9.59
PUD-Attached                           11       4,965,694.73               0.78
2-Family                                4       2,114,957.13               0.33
3-Family                                2       1,303,683.55               0.20
4-Family                                1       1,190,000.00               0.19
Cooperative                             1         499,452.72               0.08
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

                                                                              22
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
           Purpose                Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
Purchase                              543   $ 293,132,302.85              46.02%
Refinance-Rate/Term                   472     271,347,174.25              42.60
Refinance-Cashout                     150      72,543,908.48              11.39
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

                                                                              23
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                   Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                 Mortgage    Balance as of      Pool Principal
       Geographic Area            Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
California                            806   $ 439,716,092.63              69.03%
Florida                                63      32,532,865.12               5.11
Illinois                               32      20,595,391.65               3.23
South Carolina                         34      19,697,781.39               3.09
Virginia                               28      14,033,118.82               2.20
North Carolina                         24      12,593,391.84               1.98
Maryland                               21      12,323,342.68               1.93
Georgia                                17       8,302,471.73               1.30
Texas                                  15       8,294,236.98               1.30
Washington                             15       7,429,209.37               1.17
Missouri                               11       6,680,585.53               1.05
Colorado                               13       6,648,749.08               1.04
Nevada                                 11       6,386,610.51               1.00
Minnesota                              10       5,191,000.00               0.81
Michigan                                7       4,447,200.00               0.70
New York                                6       3,784,372.72               0.59
Massachusetts                           8       3,712,277.50               0.58
District of Columbia                    7       3,323,539.74               0.52
Arizona                                 5       2,927,000.00               0.46
Connecticut                             5       2,886,393.14               0.45
New Mexico                              5       2,596,085.10               0.41
Oregon                                  5       2,457,539.83               0.39
Kansas                                  3       2,306,683.14               0.36
New Jersey                              2       1,672,155.85               0.26
Ohio                                    2       1,466,933.16               0.23
Montana                                 2       1,160,000.00               0.18
Wyoming                                 1         865,600.00               0.14
Tennessee                               1         499,311.13               0.08
Delaware                                1         495,000.00               0.08
Arkansas                                1         432,000.00               0.07
Pennsylvania                            1         408,592.00               0.06
New Hampshire                           1         407,000.00               0.06
Vermont                                 1         386,554.94               0.06
Oklahoma                                1         364,300.00               0.06
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, no more than approximately 1.56% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              24
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                                                     % of
                                                                 Cut-Off Date
                                               Aggregate        Pool Principal
                                Number Of   Stated Principal    Balance of the
                                 Mortgage     Balance as of       California
California State Distribution     Loans       Cut-Off Date      Mortgage Loans
-------------------------------------------------------------------------------
Northern California                   478   $ 259,322,740.00              58.98%
Southern California                   328     180,393,352.63              41.02
-------------------------------------------------------------------------------
Total:                                806   $ 439,716,092.63             100.00%
===============================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
Current Mortgage Loan            Mortgage     Balance as of     Pool Principal
Principal Balances ($)            Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
300,000.01   - 350,000.00              83   $  28,412,503.77               4.46%
350,000.01   - 400,000.00             221      83,459,315.46              13.10
400,000.01   - 450,000.00             184      78,557,382.73              12.33
450,000.01   - 500,000.00             144      69,163,086.68              10.86
500,000.01   - 550,000.00             114      59,913,914.23               9.41
550,000.01   - 600,000.00              89      51,422,615.31               8.07
600,000.01   - 650,000.00              69      43,519,600.17               6.83
650,000.01   - 700,000.00              51      34,606,973.39               5.43
700,000.01   - 750,000.00              50      36,655,910.75               5.75
750,000.01   - 800,000.00              22      17,204,468.64               2.70
800,000.01   - 850,000.00              22      18,176,044.37               2.85
850,000.01   - 900,000.00              19      16,701,839.59               2.62
900,000.01   - 950,000.00              19      17,725,735.74               2.78
950,000.01   - 1,000,000.00            55      54,603,228.04               8.57
1,000,000.01 - 1,500,000.00            23      26,900,766.71               4.22
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $546,801.

                                                                             25
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
Original Loan-To-Value          Mortgage      Balance as of     Pool Principal
Ratios (%)                        Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
10.01 - 15.00                           2   $     749,562.17               0.12%
15.01 - 20.00                           2         703,355.43               0.11
20.01 - 25.00                           6       2,773,033.59               0.44
25.01 - 30.00                           7       5,370,291.23               0.84
30.01 - 35.00                          14      10,024,627.69               1.57
35.01 - 40.00                          25      17,331,590.48               2.72
40.01 - 45.00                          29      18,322,082.55               2.88
45.01 - 50.00                          40      24,895,657.80               3.91
50.01 - 55.00                          59      37,794,118.12               5.93
55.01 - 60.00                          69      40,273,178.35               6.32
60.01 - 65.00                         104      59,372,654.55               9.32
65.01 - 70.00                         119      66,769,920.12              10.48
70.01 - 75.00                         133      75,980,619.83              11.93
75.01 - 80.00                         528     265,271,254.27              41.64
80.01 - 85.00                           6       2,791,483.39               0.44
85.01 - 90.00                          16       6,266,706.01               0.98
90.01 - 95.00                           6       2,333,250.00               0.37
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 68.24%.

                                                                              26
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate             % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)       Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
3.001 - 3.250                           2   $     930,474.36               0.15%
3.251 - 3.500                           5       2,413,753.36               0.38
3.501 - 3.750                           9       5,209,757.42               0.82
3.751 - 4.000                          35      20,691,429.53               3.25
4.001 - 4.250                          84      47,989,255.66               7.53
4.251 - 4.500                         302     169,626,777.12              26.63
4.501 - 4.750                         343     188,005,231.23              29.51
4.751 - 5.000                         259     136,467,385.60              21.42
5.001 - 5.250                          72      38,740,372.40               6.08
5.251 - 5.500                          43      20,542,977.19               3.22
5.501 - 5.750                           6       2,774,271.71               0.44
5.751 - 6.000                           3       2,108,000.00               0.33
6.251 - 6.500                           2       1,523,700.00               0.24
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.664% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
Gross Margin (%)                  Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
2.250                               1,165   $ 637,023,385.58             100.00%
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

                                                                              27
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
  Rate Ceilings (%)               Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
8.001 - 9.000                          51   $  29,245,414.67               4.59%
9.001 - 10.000                        988     542,088,649.61              85.10
10.001 - 11.000                       124      64,165,621.30              10.07
11.001 - 12.000                         2       1,523,700.00               0.24
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.664% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate
                                              Statistical           % of
                                Number Of      Principal        Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
First Rate Adjustment Date        Loans      Cut-Off Date           Balance
-------------------------------------------------------------------------------
November 1, 2008                        2   $   1,035,241.44               0.16%
December 1, 2008                        4       1,503,957.90               0.24
January 1, 2009                       697     382,139,875.93              59.99
February 1, 2009                      462     252,344,310.31              39.61
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                                                              28
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage     Balance as of      Pool Principal
Remaining Term (Months)           Loans      Cut-Off Date           Balance
-------------------------------------------------------------------------------
161 - 180                               3   $   1,410,668.28               0.22%
221 - 240                               1         400,000.00               0.06
281 - 300                               1         499,095.83               0.08
341 - 360                           1,160     634,713,621.47              99.64
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

-------------------------------------------------------------------------------
                                                Aggregate            % of
                                Number Of   Stated Principal     Cut-Off Date
                                Mortgage      Balance as of     Pool Principal
    Credit Scores                 Loans       Cut-Off Date          Balance
-------------------------------------------------------------------------------
801 - 850                              31   $  15,254,343.00               2.39%
751 - 800                             480     263,367,961.90              41.34
701 - 750                             409     228,162,245.06              35.82
651 - 700                             208     111,711,720.88              17.54
601 - 650                              34      17,069,996.66               2.68
Not Scored                              3       1,457,118.08               0.23
-------------------------------------------------------------------------------
Total:                              1,165   $ 637,023,385.58             100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                              29
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)